Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2020

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” or “continue” or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements for any reason.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements, include without limitation:
•Related to COVID-19:
◦Governmental directives to contain or delay the spread of the COVID-19 pandemic have disrupted ordinary business commerce and impacted financial markets. These governmental actions, the extent, duration, and possible alteration based on future COVID-19-related developments that we cannot predict, could materially and adversely affect our results of operations, net investment income, financial position, and liquidity.
◦The amount of premium we record may be reduced and our underwriting results may be adversely impacted by (i) voluntary premium credits on in-force commercial and personal automobile policies, (ii) state insurance commissioner or other regulatory directives to implement premium-based credit in lines other than commercial and personal automobile, and we may be required to return more premium than warranted by our filed rating plans and actual loss experience, (iii) the effects of our voluntary efforts or the directives from various state insurance regulators to extend individualized payment flexibility and suspend policy cancellations, late payment notices, and late or reinstatement fees, (iv) return premiums that could be significant because our general liability and workers compensation policies provide for premium audit of revenues and payrolls, and (v) collectability of premiums, which may be impacted by policyholder financial distress and insolvency.
◦Our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted if litigation or changes in statutory or common law (i) require payment of COVID-19-related business interruption losses despite contrary terms, conditions, and exclusions in our policies or (ii) presume that COVID-19 is a work-related illness compensable under workers compensation policies for employees who contract the virus, regardless of whether they worked in industries defined as essential in various COVID-19-related governmental directives or interacted with the public as part of their job duties.
◦Our net investment income may be impacted by the significant equity and debt financial market volatility resulting from the COVID-19 pandemic and the related governmental orders because (i) financial market volatility is reflected in our alternative investments’ performance, (ii) increased spreads on fixed income securities may create mark-to-market investment valuation losses that reduce unrealized capital gains and impact GAAP equity, and (iii) net realized losses may increase if we intend to sell more securities, particularly in asset classes that are more significantly impacted by COVID-19-related governmental directives and to which the Federal Reserve Board is providing liquidity and structural support.
•Difficult conditions in global capital markets and the economy;
•Deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•The adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of natural and man-made catastrophic events, including without limitation hurricanes, tornadoes, windstorms, earthquakes, hail, terrorism, including cyber-attacks, explosions, severe winter weather, floods, and fires;
•Adverse market, governmental, regulatory, legal, or judicial conditions or actions;
•The geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues and/or increased expenses, particularly if we experience a significant privacy breach;
•Recent federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable ratings from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors that we cannot predict or assess may emerge from time-to-time.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2020	2020	2020	2020	2019	2020	2019

For Period Ended
Gross premiums written	$790.5	844.7	841.1	752.5	730.6	3,228.8	3,108.8
Net premiums written	681.5	719.5	724.8	647.3	628.2	2,773.1	2,679.4
Change in net premiums written, from comparable prior year period	8%	6	3	(4)	8	3	7

Underwriting income, before-tax	$84.1	21.0	9.9	21.4	54.5	136.3	164.0
Net investment income earned, before-tax	68.5	68.2	34.4	56.0	57.6	227.1	222.5
Net realized and unrealized investment gains (losses), before-tax	20.1	7.7	12.6	(44.7)	(0.9)	(4.2)	14.4

Net income available to common stockholders(1)	127.1	69.9	34.2	15.2	81.9	246.4	271.6
Non-GAAP operating income(2)	111.2	63.8	24.2	50.5	82.5	249.7	264.4

At Period End
Total assets	9,687.9	9,514.9	9,306.0	8,975.1	8,797.2	9,687.9	8,797.2
Total invested assets	7,505.6	7,277.5	7,130.3	6,842.1	6,688.7	7,505.6	6,688.7
Stockholders' equity	2,738.9	2,393.6	2,298.7	2,096.5	2,194.9	2,738.9	2,194.9
Common stockholders' equity(3)	2,538.9	2,393.6	2,298.7	2,096.5	2,194.9	2,538.9	2,194.9
Common shares outstanding	59.9	59.8	59.8	59.7	59.5	59.9	59.5

Per Share and Share Data
Net income available to common stockholders per common share (diluted)	$2.10	1.16	0.57	0.25	1.36	4.09	4.53
Non-GAAP operating income per common share (diluted)(2)	1.84	1.06	0.40	0.84	1.37	4.15	4.40

Weighted average common shares outstanding (diluted)	60.4	60.4	60.2	60.2	60.1	60.3	60.0

Book value per common share	$42.38	40.00	38.43	35.11	36.91	42.38	36.91

Dividends paid per common share	0.25	0.23	0.23	0.23	0.23	0.94	0.83

Financial Ratios
Loss and loss expense ratio	54.4%	64.5	64.0	61.4	57.6	61.0	59.7
Underwriting expense ratio	33.4	32.4	34.3	35.2	34.1	33.8	33.8
Dividends to policyholders ratio	0.3	0.1	0.1	0.1	0.1	0.1	0.2
GAAP combined ratio	88.1%	97.0	98.4	96.7	91.8	94.9	93.7

Annualized return on common stockholders' equity ("ROE")	20.6	11.9	6.2	2.8	15.1	10.4	13.6

Annualized non-GAAP operating ROE(2)	18.0	10.9	4.4	9.4	15.2	10.5	13.3

Debt to total capitalization	16.7	23.1	25.9	28.9	20.1	16.7	20.1

Long-term debt to total capitalization	16.7	18.7	19.3	20.8	20.1	16.7	20.1

Net premiums written to policyholders' surplus	1.30x	1.39x	1.39x	1.38x	1.39x	1.30x	1.39x

Invested assets per dollar of common stockholders' equity	$2.96	3.04	3.10	3.26	3.05	2.96	3.05

(1)	Net income available to common stockholders is net income reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2020	2020	2020	2020	2019	2020	2019

Revenues
Net premiums earned	$704.9	694.5	630.7	651.7	668.4	2,681.8	2,597.2
Net investment income earned	68.5	68.2	34.4	56.0	57.6	227.1	222.5
Net realized and unrealized gains (losses)	20.1	7.7	12.6	(44.7)	(0.9)	(4.2)	14.4
Other income	4.9	6.1	4.7	1.8	3.8	17.6	12.4
Total revenues	798.4	776.6	682.4	664.8	728.9	2,922.3	2,846.5

Expenses
Loss and loss expense incurred	383.7	447.8	403.9	400.3	385.3	1,635.8	1,551.5
Amortization of deferred policy acquisition costs	144.5	142.3	136.9	136.5	136.3	560.3	536.0
Other insurance expenses	97.5	89.5	84.6	95.3	96.1	366.9	358.1
Interest expense	7.5	7.8	7.9	7.6	7.4	30.8	33.7
Corporate expenses	6.1	3.9	6.3	9.1	2.6	25.4	30.9
Total expenses	639.4	691.3	639.8	648.8	627.6	2,619.3	2,510.1

Income before federal income tax	159.0	85.3	42.7	16.0	101.3	303.0	336.4
Federal income tax expense	32.0	15.4	8.5	0.8	19.4	56.6	64.8

Net Income	$127.1	69.9	34.2	15.2	81.9	246.4	271.6
Preferred stock dividends	—	—	—	—	—	—	—
Net income available to common stockholders	127.1	69.9	34.2	15.2	81.9	246.4	271.6

Net realized and unrealized investment (gains) losses, after tax(1)	(15.9)	(6.1)	(10.0)	35.3	0.7	3.3	(10.5)

Debt retirement costs, after tax(1)	—	—	—	—	—	—	3.3

Non-GAAP operating income(2)	$111.2	63.8	24.2	50.5	82.5	249.7	264.4

Weighted average common shares outstanding (diluted)	60.4	60.4	60.2	60.2	60.1	60.3	60.0

Net income available to common stockholders per common share (diluted)	$2.10	1.16	0.57	0.25	1.36	4.09	4.53

Non-GAAP operating income per common share (diluted)(2)	$1.84	1.06	0.40	0.84	1.37	4.15	4.40

(1)	Amounts are provided to reconcile net income available to common stockholders to non-GAAP operating income.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
($ in millions, except per share data)	2020	2020	2020	2020	2019
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$16.8	19.1	19.5	20.4	20.8
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	6,455.9	6,437.5	6,358.2	5,945.4	6,095.6
Commercial mortgage loans, net of allowance for credit losses	46.3	29.5	17.7	13.9	—
Equity securities, at fair value	310.4	151.8	134.1	100.0	72.9
Short-term investments	409.9	380.9	370.4	517.6	282.5
Other investments	266.3	258.6	230.5	244.9	216.8
Total investments	7,505.6	7,277.5	7,130.3	6,842.1	6,688.7
Cash	0.4	0.8	0.7	9.4	0.3
Restricted cash	14.8	15.1	5.0	5.2	7.7
Interest and dividends due or accrued	45.0	46.4	45.8	43.9	44.8
Premiums receivable, net of allowance for credit losses	836.0	851.1	866.9	797.3	823.9
Reinsurance recoverable, net of allowance for credit losses	587.5	611.5	584.7	563.5	573.2
Prepaid reinsurance premiums	170.5	179.4	169.8	162.5	166.7
Current federal income tax	—	6.6	—	—	—
Deferred federal income tax	—	—	—	43.1	6.8
Property and equipment, net of accumulated depreciation and amortization	77.7	78.4	78.8	80.1	77.4
Deferred policy acquisition costs	288.6	292.7	285.5	269.6	271.2
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	153.9	147.7	130.7	150.6	128.6
Total assets	$9,687.9	9,514.9	9,306.0	8,975.1	8,797.2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$4,260.4	4,293.3	4,176.9	4,103.6	4,067.2
Unearned premiums	1,618.3	1,650.5	1,615.9	1,514.6	1,523.2
Short-term debt	—	167.0	252.0	302.0	—
Long-term debt	550.7	550.6	550.6	550.6	550.6
Current federal income tax	14.0	—	10.6	12.4	3.0
Deferred federal income tax	27.1	20.4	13.1	—	—
Accrued salaries and benefits	114.9	93.1	82.7	74.0	126.8
Other liabilities	363.7	346.4	305.6	321.4	331.5
Total liabilities	$6,949.0	7,121.3	7,007.3	6,878.6	6,602.2
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	—	—	—	—
Common stock of $2 par value per share	208.1	207.9	207.9	207.7	207.0
Additional paid-in capital	439.0	438.9	435.0	427.3	418.5
Retained earnings	2,271.5	2,159.6	2,103.6	2,083.3	2,080.5
Accumulated other comprehensive income (loss)	220.2	187.1	152.0	(22.1)	81.8
Treasury stock, at cost	(599.9)	(599.9)	(599.8)	(599.8)	(592.8)
Total stockholders' equity	$2,738.9	2,393.6	2,298.7	2,096.5	2,194.9
Commitments and contingencies
Total liabilities and stockholders' equity	$9,687.9	9,514.9	9,306.0	8,975.1	8,797.2

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2020	2020	2020	2020	2019	2020	2019
Book value per common share
Common stockholders' equity	$2,538.9	2,393.6	2,298.7	2,096.5	2,194.9	2,538.9	2,194.9
Common shares issued and outstanding, at period end	59.9	59.8	59.8	59.7	59.5	59.9	59.5
Book value per common share	$42.38	40.00	38.43	35.11	36.91	42.38	36.91
Book value per common share excluding unrealized gain or loss on fixed income securities	37.29	35.43	34.43	34.01	34.05	37.29	34.05
Financial results (after-tax)
Underwriting income	66.4	16.6	7.8	16.9	43.1	107.7	129.6
Net investment income	55.5	55.1	28.5	45.5	46.8	184.6	181.2
Interest expense and preferred stock dividends	(5.9)	(6.1)	(6.3)	(6.0)	(5.8)	(24.4)	(23.3)
Corporate expense	(4.7)	(1.8)	(5.9)	(5.8)	(1.5)	(18.3)	(23.0)
Net realized and unrealized investment gains (losses)	15.9	6.1	10.0	(35.3)	(0.7)	(3.3)	10.5
Debt retirement costs	—	—	—	—	—	—	(3.3)
Total after-tax net income	127.1	69.9	34.2	15.2	81.9	246.4	271.6
Preferred stock dividends	—	—	—	—	—	—	—
Total after-tax net income available to common stockholders	127.1	69.9	34.2	15.2	81.9	246.4	271.6
Return on average equity
Insurance segments	10.8%	2.8	1.4	3.1	8.0	4.6	6.5
Net investment income	9.0	9.4	5.2	8.5	8.6	7.8	9.1
Interest expense and preferred stock dividends	(1.0)	(1.0)	(1.1)	(1.1)	(1.1)	(1.0)	(1.2)
Corporate expense	(0.8)	(0.3)	(1.1)	(1.1)	(0.3)	(0.9)	(1.1)
Net realized and unrealized investment gains (losses)	2.6	1.0	1.8	(6.6)	(0.1)	(0.1)	0.5
Debt retirement costs	—	—	—	—	—	—	(0.2)
Annualized ROE	20.6	11.9	6.2	2.8	15.1	10.4	13.6
Net realized and unrealized (gains) losses(1)	(2.6)	(1.0)	(1.8)	6.6	0.1	0.1	(0.5)
Debt retirement costs(1)	—	—	—	—	—	—	0.2
Annualized Non-GAAP Operating ROE(2)	18.0%	10.9	4.4	9.4	15.2	10.5	13.3
Debt and total capitalization
Notes payable:
1.61% Borrowings from FHLBNY	$25.0	25.0	25.0	25.0	25.0	25.0	25.0
1.56% Borrowings from FHLBNY	25.0	25.0	25.0	25.0	25.0	25.0	25.0
3.03% Borrowings from FHLBI	60.0	60.0	60.0	60.0	60.0	60.0	60.0
0.78% Borrowings from FHLBNY	—	—	100.0	100.0	—	—	—
0.68% Borrowings from FHLBNY	—	—	85.0	85.0	—	—	—
0.58% Borrowings from FHLBI	—	67.0	67.0	67.0	—	—	—
0.36% Borrowings from FHLBNY	—	100.0	—	—	—	—	—
2.244% Borrowings on Line of Credit	—	—	—	50.0	—	—	—
7.25% Senior Notes	49.7	49.7	49.7	49.7	49.7	49.7	49.7
6.70% Senior Notes	99.2	99.2	99.2	99.1	99.1	99.2	99.1
5.375% Senior Notes	291.3	291.2	291.2	291.1	291.0	291.3	291.0
Finance Lease Obligations	0.5	0.4	0.5	0.6	0.7	0.5	0.7
Total debt	550.7	717.6	802.6	852.6	550.6	550.7	550.6
Stockholders' equity	2,738.9	2,393.6	2,298.7	2,096.5	2,194.9	2,738.9	2,194.9
Total capitalization	$3,289.6	3,111.2	3,101.3	2,949.1	2,745.5	3,289.6	2,745.5
Ratio of debt to total capitalization	16.7%	23.1	25.9	28.9	20.1	16.7	20.1
Ratio of long-term debt to total capitalization	16.7	18.7	19.3	20.8	20.1	16.7	20.1
Policyholders' surplus	$2,124.7	1,962.3	1,922.5	1,924.9	1,932.4	2,124.7	1,932.4
(1)	Amounts are provided to reconcile annualized ROE to annualized non-GAAP operating ROE.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2020		2020	2020	2020	2019	2020	2019

Underwriting results
Net premiums written	$681.5		719.5	724.8	647.3	628.2	2,773.1	2,679.4
Change in net premiums written, from comparable prior year period	8%		6	3	(4)	8	3	7

Net premiums earned	$704.9		694.5	630.7	651.7	668.4	2,681.8	2,597.2
Losses and loss expenses incurred	383.7		447.8	403.9	400.3	385.3	1,635.8	1,551.5
Net underwriting expenses incurred	235.3		225.1	216.2	229.2	227.9	905.8	876.6
Dividends to policyholders	1.8		0.6	0.7	0.8	0.7	3.8	5.1
GAAP underwriting gain	$84.1		21.0	9.9	21.4	54.5	136.3	164.0

Catastrophe losses	$19.5		79.5	83.2	33.2	6.5	215.4	81.0
(Favorable) prior year casualty reserve development	(35.0)		(25.0)	(15.0)	(10.0)	(20.0)	(85.0)	(61.0)

Underwriting ratios
Loss and loss expense ratio	54.4%		64.5	64.0	61.4	57.6	61.0	59.7
Underwriting expense ratio	33.4		32.4	34.3	35.2	34.1	33.8	33.8
Dividends to policyholders ratio	0.3		0.1	0.1	0.1	0.1	0.1	0.2
Combined ratio	88.1%		97.0	98.4	96.7	91.8	94.9	93.7

Catastrophe losses	2.8	pts	11.4	13.2	5.1	1.0	8.0	3.1
(Favorable) prior year casualty reserve development	(5.0)	pts	(3.6)	(2.4)	(1.5)	(3.0)	(3.2)	(2.3)
Combined ratio before catastrophe losses	85.3%		85.6	85.2	91.6	90.8	86.9	90.6

Combined ratio before catastrophe losses and prior year casualty development	90.3		89.2	87.6	93.1	93.8	90.1	92.9

Other Statistics
Non-catastrophe property loss and loss expenses	$114.5		105.6	81.8	108.1	100.9	410.0	410.5
Non-catastrophe property loss and loss expenses	16.2	pts	15.2	13.0	16.6	15.1	15.3	15.8
Direct new business	$136.1		140.8	150.1	152.8	127.7	579.7	548.7
Renewal pure price increases	4.8%		4.4	3.9	4.0	4.2	4.3	3.7

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2020		2020	2020	2020	2019	2020	2019

Underwriting results
Net premiums written	$551.1		577.8	583.3	518.4	500.1	2,230.6	2,137.1
Change in net premiums written, from comparable prior year period	10%		8	5	(5)	11	4	8

Net premiums earned	$567.5		558.1	501.0	516.6	530.6	2,143.2	2,049.6
Losses and loss expenses incurred	295.4		331.0	307.0	312.2	291.9	1,245.6	1,187.9
Net underwriting expenses incurred	195.2		183.7	176.6	186.5	185.0	742.0	710.6
Dividends to policyholders	1.8		0.6	0.7	0.8	0.7	3.8	5.1
GAAP underwriting gain	$75.2		42.7	16.7	17.1	53.0	151.7	146.0

Catastrophe losses	$7.1		39.3	50.7	20.7	2.1	117.8	54.2
(Favorable) prior year casualty reserve development	(35.0)		(25.0)	(15.0)	(10.0)	(26.0)	(85.0)	(69.0)

Underwriting ratios
Loss and loss expense ratio	52.1%		59.3	61.4	60.4	55.0	58.1	58.0
Underwriting expense ratio	34.4		32.9	35.2	36.1	34.9	34.6	34.7
Dividends to policyholders ratio	0.3		0.1	0.1	0.2	0.1	0.2	0.2
Combined ratio	86.8%		92.3	96.7	96.7	90.0	92.9	92.9

Catastrophe losses	1.3	pts	7.0	10.1	4.0	0.4	5.5	2.6
(Favorable) prior year casualty reserve development	(6.2)		(4.5)	(3.0)	(1.9)	(4.9)	(4.0)	(3.4)
Combined ratio before catastrophe losses	85.5%		85.3	86.6	92.7	89.6	87.4	90.3

Combined ratio before catastrophe losses and prior year casualty development	91.7		89.8	89.6	94.6	94.5	91.4	93.7

Other Statistics
Non-catastrophe property loss and loss expenses	$80.5		75.3	60.9	79.6	69.8	296.2	283.6
Non-catastrophe property loss and loss expenses	14.2	pts	13.5	12.2	15.4	13.2	13.8	13.8
Direct new business	$96.8		99.0	109.9	115.4	95.0	421.1	411.2
Renewal pure price increases	5.1%		4.6	3.9	4.0	3.8	4.4	3.4
Retention	86%		86	86	85	84	85	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2020								Quarter ended December 31, 2019
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$99.8	71.0	177.5	160.0	30.3	7.1	5.5	551.1	88.9	71.3	162.8	136.8	28.0	7.3	4.9	500.1
Net premiums earned	100.8	73.9	184.7	166.0	28.1	8.7	5.4	567.5	91.4	78.7	174.5	145.6	26.6	8.9	5.0	530.6

Loss and loss expense ratio	47.0%	39.5	47.7	66.3	61.0	40.6	0.1	52.1	39.8	22.1	60.9	77.8	60.5	27.5	—	55.0
Underwriting expense ratio	39.3	28.4	34.4	31.9	39.7	53.8	41.4	34.4	39.7	28.6	34.7	32.4	40.1	56.9	57.1	34.9
Dividend ratio	0.3	1.5	0.1	0.1	—	—	0.1	0.3	—	0.9	—	—	—	—	—	0.1
Combined ratio	86.6%	69.4	82.2	98.3	100.7	94.4	41.6	86.8	79.5	51.6	95.6	110.2	100.6	84.4	57.1	90.0

Underwriting gain (loss)	$13.5	22.6	32.9	2.8	(0.2)	0.5	3.1	75.2	18.8	38.1	7.7	(14.9)	(0.2)	1.4	2.1	53.0

	Year-to-Date December 31, 2020								Year-to-Date December 31, 2019
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$413.2	270.2	716.1	658.9	114.6	35.9	21.8	2,230.6	373.8	309.3	699.3	590.0	107.3	37.3	20.0	2,137.1
Net premiums earned	388.1	278.1	694.0	615.2	110.2	36.7	20.9	2,143.2	353.8	311.4	669.9	554.3	105.3	35.7	19.3	2,049.6

Loss and loss expense ratio	66.7%	45.2	50.4	67.4	74.8	39.1	0.2	58.1	55.1	44.6	54.8	75.0	59.0	27.0	0.5	58.0
Underwriting expense ratio	38.7	28.3	34.7	33.1	37.0	54.9	38.5	34.6	38.8	27.9	34.8	32.9	37.5	57.3	56.5	34.7
Dividend ratio	0.1	1.0	—	—	—	—	—	0.2	—	1.6	—	—	—	—	—	0.2
Combined ratio	105.5%	74.5	85.1	100.5	111.8	94.0	38.7	92.9	93.9	74.1	89.6	107.9	96.5	84.3	57.0	92.9

Underwriting (loss) gain	$(21.3)	70.9	103.3	(3.1)	(13.0)	2.2	12.8	151.7	21.6	80.6	69.9	(43.8)	3.7	5.6	8.3	146.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2020		2020	2020	2020	2019	2020	2019

Underwriting results
Net premiums written	$69.7		79.7	78.2	67.6	70.9	295.2	304.6
Change in net premiums written, from comparable prior year period	(2)%		(2)	(5)	(2)	(3)	(3)	(2)

Net premiums earned	$75.4		76.0	71.6	76.1	76.6	299.1	307.7
Losses and loss expenses incurred	51.1		69.7	58.2	54.3	52.8	233.3	211.3
Net underwriting expenses incurred	19.5		20.7	19.8	21.4	22.6	81.4	88.2
GAAP underwriting (loss) gain	$4.8		(14.4)	(6.3)	0.4	1.2	(15.5)	8.3

Catastrophe losses	$11.2		28.4	26.0	12.0	3.0	77.5	21.1
Unfavorable prior year casualty reserve development	—		—	—	—	4.0	—	6.0

Underwriting ratios
Loss and loss expense ratio	67.8%		91.7	81.1	71.4	69.0	78.0	68.6
Underwriting expense ratio	25.8		27.3	27.7	28.1	29.5	27.2	28.7
Combined ratio	93.6%		119.0	108.8	99.5	98.5	105.2	97.3

Catastrophe losses	14.8	pts	37.4	36.2	15.7	3.9	25.9	6.8
Unfavorable prior year casualty reserve development	—		—	—	—	5.2	—	1.9
Combined ratio before catastrophe losses	78.8%		81.6	72.6	83.8	94.6	79.3	90.5

Combined ratio before catastrophe losses and prior year casualty development	78.8		81.6	72.6	83.8	89.4	79.3	88.6

Other Statistics
Non-catastrophe property loss and loss expenses	$25.4		22.4	15.3	22.8	25.9	86.0	104.7
Non-catastrophe property loss and loss expenses	33.7	pts	29.5	21.4	30.0	33.9	28.7	34.0
Direct new business	$10.9		12.1	11.8	9.9	9.7	44.7	40.7
Renewal pure price increases	1.1%		1.8	3.1	3.7	4.2	2.5	5.0
Retention	84%		83	84	83	83	83	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2020				Quarter ended December 31, 2019
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$37.7	29.4	2.5	69.7	39.1	30.0	1.8	70.9
Net premiums earned	41.9	30.9	2.6	75.4	42.8	31.9	1.9	76.6

Loss and loss expense ratio	59.4%	81.6	40.6	67.8	83.2	52.8	21.2	69.0
Underwriting expense ratio	29.9	30.8	(98.2)	25.8	33.4	34.9	(153.2)	29.5
Combined ratio	89.3%	112.4	(57.6)	93.6	116.6	87.7	(132.0)	98.5

Underwriting gain (loss)	$4.5	(3.8)	4.2	4.8	(7.1)	3.9	4.4	1.2

	Year-to-Date December 31, 2020				Year-to-Date December 31, 2019
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$163.0	123.4	8.8	295.2	170.9	126.0	7.7	304.6
Net premiums earned	165.0	125.4	8.7	299.1	172.6	127.5	7.6	307.7

Loss and loss expense ratio	61.9%	101.3	46.2	78.0	74.2	63.5	29.8	68.6
Underwriting expense ratio	32.2	31.2	(124.1)	27.2	32.2	33.0	(125.6)	28.7
Combined ratio	94.1%	132.5	(77.9)	105.2	106.4	96.5	(95.8)	97.3

Underwriting gain (loss)	$9.8	(40.8)	15.5	(15.5)	(11.0)	4.4	14.9	8.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2020		2020	2020	2020	2019	2020	2019

Underwriting results
Net premiums written	$60.7		62.1	63.2	61.3	57.2	247.3	237.8
Change in net premiums written, from comparable prior year period	6%		—	3	8	(6)	4	4

Net premiums earned	$62.0		60.5	58.0	59.0	61.2	239.5	239.8
Losses and loss expenses incurred	37.3		47.1	38.8	33.8	40.6	156.9	152.3
Net underwriting expenses incurred	20.6		20.7	19.8	21.3	20.3	82.4	77.7
GAAP underwriting (loss) gain	$4.1		(7.3)	(0.5)	3.8	0.3	0.1	9.7

Catastrophe losses	$1.2		11.8	6.5	0.5	1.4	20.0	5.7
Unfavorable prior year casualty reserve development	—		—	—	—	2.0	—	2.0

Underwriting ratios
Loss and loss expense ratio	60.1%		77.8	66.8	57.4	66.3	65.5	63.5
Underwriting expense ratio	33.3		34.2	34.1	36.1	33.2	34.4	32.4
Combined ratio	93.4%		112.0	100.9	93.5	99.5	99.9	95.9

Catastrophe losses	1.9	pts	19.5	11.3	0.8	2.3	8.4	2.4
Unfavorable prior year casualty reserve development	—		—	—	—	3.3	—	0.8
Combined ratio before catastrophe losses	91.5%		92.5	89.6	92.7	97.2	91.5	93.5

Combined ratio before catastrophe losses and prior year casualty development	91.5		92.5	89.6	92.7	93.9	91.5	92.7

Other Statistics
Non-catastrophe property loss and loss expenses	$8.6		8.0	5.6	5.7	5.1	27.9	22.2
Non-catastrophe property loss and loss expenses	13.8	pts	13.2	9.6	9.7	8.4	11.6	9.3
Direct new business	$28.4		29.7	28.3	27.5	23.0	113.9	96.8
Renewal pure price increases	7.4%		7.0	5.5	3.9	9.4	6.2	6.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2020			Quarter ended December 31, 2019
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$41.3	19.4	60.7	42.4	14.8	57.2
Net premiums earned	44.0	18.0	62.0	46.4	14.7	61.2

Loss and loss expense ratio	62.6%	54.2	60.1	73.3	44.2	66.3
Underwriting expense ratio	32.8	34.4	33.3	32.8	34.4	33.2
Combined ratio	95.4%	88.6	93.4	106.1	78.6	99.5

Underwriting gain (loss)	$2.0	2.1	4.1	(2.8)	3.2	0.3

	Year-to-Date December 31, 2020			Year-to-Date December 31, 2019
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$174.8	72.5	247.3	178.4	59.3	237.8
Net premiums earned	174.4	65.1	239.5	182.9	57.0	239.8

Loss and loss expense ratio	62.5%	73.6	65.5	68.1	49.0	63.5
Underwriting expense ratio	34.1	35.3	34.4	32.0	33.7	32.4
Combined ratio	96.6%	108.9	99.9	100.1	82.7	95.9

Underwriting gain (loss)	$5.9	(5.8)	0.1	(0.1)	9.9	9.7

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2020	2020	2020	2020	2019	2020	2019

Net investment income
Fixed income securities
Taxable	$43.9	43.7	43.6	42.5	44.7	173.6	171.9
Tax-exempt	7.4	7.6	7.5	7.8	7.8	30.3	31.4
Total fixed income securities	51.3	51.3	51.1	50.3	52.6	203.9	203.3
Commercial mortgage loans	0.4	0.2	0.2	0.1	—	0.8	—
Equity securities	3.8	1.9	2.0	1.6	1.7	9.3	7.0
Other investments	17.8	18.7	(15.8)	6.3	5.4	26.9	18.8
Short-term investments	—	0.2	0.4	1.2	1.4	1.8	6.7
Investment income	73.2	72.4	37.8	59.4	61.1	242.8	235.7
Investment expenses	(4.7)	(4.2)	(3.4)	(3.4)	(3.5)	(15.7)	(13.1)
Investment tax expense	(13.1)	(13.1)	(5.9)	(10.5)	(10.8)	(42.5)	(41.4)
Total net investment income, after-tax	$55.5	55.1	28.5	45.5	46.8	184.6	181.2

Net realized and unrealized investment gains (losses), pre-tax	$20.1	7.7	12.6	(44.7)	(0.9)	(4.2)	14.4

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$39.6	43.7	219.6	(132.2)	(8.0)	170.7	213.3

Average investment yields
Fixed income securities, pre-tax	3.2%	3.2	3.3	3.3	3.5	3.2	3.6
Fixed income securities, after-tax	2.6	2.6	2.7	2.7	2.8	2.6	2.9

Total portfolio, pre-tax	3.7%	3.8	2.0	3.3	3.5	3.2	3.5
Total portfolio, after-tax	3.0	3.1	1.6	2.7	2.8	2.6	2.9

Effective tax rate on net investment income	19.1%	19.1	17.1	18.7	18.7	18.7	18.6
New money purchase rates for fixed income securities, pre-tax	2.7	2.8	3.5	3.1	3.1	3.0	3.3
New money purchase rates for fixed income securities, after-tax	2.1	2.2	2.7	2.5	2.4	2.2	2.7
Effective duration of fixed income portfolio including short-term (in years)	3.8	3.7	3.6	3.3	3.6	3.8	3.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Dec. 31,		Sept. 30,		June 30,		Mar. 31,		Dec. 31,
	2020		2020		2020		2020		2019
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed income securities, at fair value	$6,473.9	86%	6,457.8	89	6,378.9	89	5,967.3	87	6,117.6	91
Commercial mortgage loans, at fair value	47.3	1	30.6	—	17.9	—	13.9	—	—	—
Equity securities, at fair value	310.4	4	151.8	2	134.1	2	100.0	1	72.9	1
Other investments	266.3	4	258.6	4	230.5	4	244.9	4	216.8	3
Short-term investments	409.9	5	380.9	5	370.4	5	517.6	8	282.5	4
Total investments	$7,507.8	100%	7,279.7	100	7,131.8	100	6,843.6	100	6,689.8	100

Fixed income portfolio, at carry value
U.S. government obligations	$116.1	2%	117.5	2	119.7	2	142.2	2	116.2	2
Foreign government obligations	18.4	—	17.0	—	17.9	—	12.9	—	18.5	—
Obligations of state and political subdivisions	1,251.6	20	1,236.0	19	1,207.9	19	1,201.8	20	1,234.7	20
Corporate securities	2,340.4	36	2,313.4	36	2,271.0	36	1,925.3	32	1,963.7	32
Collateralized loan obligations and other asset-backed securities	1,026.6	16	945.6	15	839.5	13	722.3	12	793.0	13
Residential mortgage-backed securities	1,051.8	16	1,183.0	18	1,318.4	21	1,430.2	24	1,452.0	24
Commercial mortgage-backed securities	667.9	10	644.2	10	603.2	9	531.0	9	538.3	9
Total fixed income securities	$6,472.8	100%	6,456.6	100	6,377.7	100	5,965.7	100	6,116.4	100

Weighted average credit quality
Investment grade credit quality	$6,178.4	95%	6,183.4	96	6,101.9	96	5,760.3	97	5,899.0	96
Non-investment grade credit quality	295.5	5	274.4	4	277.0	4	207.0	3	218.6	4
Total fixed income securities, at fair value	$6,473.9	100%	6,457.8	100	6,378.9	100	5,967.3	100	6,117.6	100

Weighted average credit quality of fixed income portfolio	AA-		AA-		AA-		AA-		AA-

Expected maturities of fixed income securities at carry value
Due in one year or less	$434.4	7%	337.6	5	315.8	5	296.8	5	395.2	6
Due after one year through five years	3,655.4	56	3,729.6	58	3,656.1	57	3,485.4	58	3,015.5	49
Due after five years through 10 years	1,910.5	30	1,962.6	30	2,055.6	32	1,931.5	32	2,536.9	41
Due after 10 years	472.5	7	426.8	7	350.3	6	252.0	4	168.8	3
Total fixed income securities	$6,472.8	100%	6,456.6	100	6,377.7	100	5,965.7	100	6,116.4	100

Alternative investments	Dec. 31, 2020
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	42	$253.9	100.9	157.3
Private credit	15	189.3	98.3	54.0
Real assets	7	37.5	16.5	19.7
Total	64	$480.7	215.7	230.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At December 31, 2020							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Short-term investments	$410	$410	5.5%	0.1%	0.0	0.0	$382	$27	$—	$1	$1	$—
Fixed income securities:
U.S. government obligations	110	116	1.5	0.7	4.5	6.3	113	3	—	—	—	—
Foreign government obligations	17	18	0.2	1.3	5.0	5.8	—	2	9	7	—	—
State and municipal obligations	1,164	1,252	16.7	1.0	5.4	5.0	225	613	354	60	—	—
Corporate securities	2,165	2,341	31.2	1.7	4.7	6.2	14	123	881	1,092	232	—
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	904	954	12.7	1.0	2.5	3.2	954	—	—	—	—	—
Non-agency RMBS	95	98	1.3	1.7	1.0	2.7	44	5	47	1	—	—
Total RMBS	999	1,052	14.0	1.0	2.3	3.2	998	5	47	1	—	—
Commercial mortgage-backed securities	621	668	8.9	1.6	4.6	5.9	586	40	31	11	—	—
Total mortgage-backed securities	1,620	1,720	22.9	1.3	3.2	4.2	1,584	45	78	12	—	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
Auto	43	45	0.6	0.5	2.4	2.3	35	6	3	—	1	—
Aircraft	53	51	0.7	6.0	3.2	3.6	—	1	16	31	3	—
CLOs	659	661	8.8	3.0	1.1	4.5	357	206	32	16	48	1
Credit cards	17	17	0.2	0.3	1.4	1.4	17	—	—	—	—	—
Other ABS	243	253	3.4	2.4	3.4	5.3	68	9	139	28	9	1
Total CLOs and ABS	1,015	1,027	13.7	2.8	1.8	4.5	477	222	190	75	62	2
Total securitized assets	2,635	2,746	36.6	1.8	2.7	4.3	2,062	267	268	87	62	2
Total fixed income securities and short-term investments	6,500	6,884	91.7	1.5	3.8	4.9	2,795	1,034	1,512	1,247	295	2
Total fixed income securities and short-term investments by credit rating percentage							40.6%	15.0%	22.0%	18.1%	4.3%	—%
Commercial mortgage loans	46	47	0.6	3.8	2.8	7.0	—	—	27	20	—	—
Equity Securities:
Common Stock(1)	300	309	4.1	—	—	—	—	—	—	—	—	309
Preferred stock	2	2	—	—	—	—	—	—	—	1	1	—
Total equity securities	302	310	4.1	—	—	—	—	—	—	1	1	309
Other investments:
Alternative investments
Private equity	157	157	2.1	—	—	—	—	—	—	—	—	157
Private credit	54	54	0.7	—	—	—	—	—	—	—	—	54
Real assets	20	20	0.3	—	—	—	—	—	—	—	—	20
Total alternative investments	231	231	3.1	—	—	—	—	—	—	—	—	231
Other investments	35	35	0.5	—	—	—	—	—	—	—	—	35
Total other investments	266	266	3.5	—	—	—	—	—	—	—	—	266
Total invested assets	$7,114	$7,508	100.0%	—	—	—	$2,795	$1,034	$1,539	$1,268	$295	$576

(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions, except per share data)	2020	2020	2020	2020	2019	2020	2019

Reconciliation of net income available to common stockholders to non-GAAP operating income
Net income available to common stockholders	$127.1	69.9	34.2	15.2	81.9	246.4	271.6
Net realized and unrealized (gains) losses, before tax	(20.1)	(7.7)	(12.6)	44.7	0.9	4.2	(14.4)
Debt retirement costs, before tax	—	—	—	—	—	—	4.2
Tax on reconciling items	4.2	1.6	2.7	(9.4)	(0.2)	(0.9)	3.0
Non-GAAP operating income	$111.2	63.8	24.2	50.5	82.5	249.7	264.4

Reconciliation of net income available to common stockholders per diluted common share to non-GAAP operating income per diluted common share
Net income available to common stockholders per diluted common share	$2.10	1.16	0.57	0.25	1.36	4.09	4.53
Net realized and unrealized (gains) losses, before tax	(0.33)	(0.13)	(0.21)	0.74	0.01	0.07	(0.24)
Debt retirement costs, before tax	—	—	—	—	—	—	0.07
Tax on reconciling items	0.07	0.03	0.04	(0.15)	—	(0.01)	0.04
Non-GAAP operating income per diluted common share	$1.84	1.06	0.40	0.84	1.37	4.15	4.40

Reconciliation of annualized ROE to annualized non-GAAP operating ROE
Annualized ROE	20.6%	11.9	6.2	2.8	15.1	10.4	13.6
Net realized and unrealized (gains) losses, before tax	(3.3)	(1.3)	(2.3)	8.3	0.2	0.2	(0.7)
Debt retirement costs, before tax	—	—	—	—	—	—	0.2
Tax on reconciling items	0.7	0.3	0.5	(1.7)	(0.1)	(0.1)	0.2
Annualized non-GAAP operating ROE	18.0%	10.9	4.4	9.4	15.2	10.5	13.3

Non-GAAP operating income, non-GAAP operating income per diluted common share, and non-GAAP operating return on common equity differ from net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity, respectively, by the exclusion of: (i) after-tax net realized and unrealized gains and losses on investments; and (ii) after-tax debt retirement costs. They are used as important financial measures by management, analysts, and investors, because the realization of investment gains and losses on sales of securities in any given period is largely discretionary as to timing. In addition, net realized and unrealized gains and losses on investments that are charged to earnings and the debt retirement costs could distort the analysis of trends. These operating measurements are not intended as a substitute for net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity to non-GAAP operating income, non-GAAP operating income per diluted common share, and non-GAAP operating return on common equity, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of December 31, 2020
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	bbb+	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Rohan Pai	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1364	866-877-6351
Rohan.Pai@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com